UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2024
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12390 El Camino Real	92130
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 17, 2024, Halozyme Therapeutics, Inc., a Delaware corporation (the “Company”) hosted a financial update call to provide information related to the Company’s patent portfolio, 2024 financial guidance and long-term financial outlook (the “Financial Update”). The slides used by the Company in the Financial Update presentation included a summary of preliminary, unaudited estimates regarding the Company’s financial results for the year ended December 31, 2023, which are also set forth below.

The financial results presented below are preliminary, estimated, and unaudited. They are subject to the completion and finalization of the Company’s financial and accounting close procedures. They reflect management’s estimates based solely upon information available to management as of the date of the Financial Update presentation. Further information learned during the completion and finalization of these procedures may alter the final results. These preliminary estimates should not be considered a substitute for the financial information to be filed with the Securities and Exchange Commission on the Company’s Form 10-K for the year ended December 31, 2023 once it becomes available. There is a possibility that the Company’s financial results for the twelve months ended December 31, 2023 could vary materially from these preliminary estimates. Accordingly, you should not place undue reliance upon this preliminary information.

Unaudited Preliminary Estimates of Results for the Twelve Months Ended December 31, 2023
The Company estimates 2023 Revenue will be in the range of $827 million to $832 million.
The Company estimates 2023 royalties will be in the range of $445 million to $450 million.
The Company estimates 2023 Net Income will be in the range of $292 million to $297 million, 2023 EBITDA will be in the range of $435 million to $440 million and 2023 Adjusted EBITDA will be in the range of $425 million to $430 million.
The Company estimates 2023 GAAP Diluted EPS will be in the range of $2.18 to $2.21 and 2023 Non-GAAP Diluted EPS will be in the range of $2.77 to $2.80.

Use of Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company reports certain Non-GAAP financial measures. In this report, the Company reports Non-GAAP diluted earnings per share, adjusted earnings before interest, taxes, depreciation, amortization (“EBITDA”), and adjusted EBITDA, in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP diluted earnings per share excludes share-based compensation expense, amortization of debt discount, intangible asset amortization, changes in contingent liabilities, one-time inventory adjustments and certain adjustments to income tax expense. EBITDA excludes from earnings interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA one-time items such as changes in contingent liabilities and impairment charges. Reconciliations between GAAP and Non-GAAP financial measures are reported below.

The Company evaluates other items of income and expense on an individual basis for potential inclusion in the calculation of Non-GAAP financial measures and considers both the quantitative and qualitative aspects of the item, including (i) its size and nature, (ii) whether or not it relates to the Company’s ongoing business operations and (iii) whether or not the Company expects it to occur as part of the Company’s normal business on a regular basis. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. These Non-GAAP financial measures are not meant to be considered in isolation and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its Non-GAAP financial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its Non-GAAP financial measures.

The Company’s considers these Non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what the Company considers to be its core operating performance, as well as unusual events. The Non-GAAP measures also allow investors and analysts to make additional comparisons of the operating activities of the Company’s core business over time and with respect to other companies, as well as assessing trends and future expectations. The Company uses Non-GAAP financial information in assessing what it believes is a meaningful and comparable set of financial performance measures to evaluate operating trends, as well as in establishing portions of our performance-based incentive compensation programs.

The following tables reconcile, for the twelve months ended December 31, 2023, the Company’s estimated ranges of 2023 EBITDA and 2023 Adjusted EBITDA to the Company’s estimated ranges of 2023 Net Income, and 2023 Non-GAAP Diluted EPS to the Company’s estimated ranges of 2023 GAAP Diluted EPS.

Halozyme Therapeutics, Inc.
GAAP to Non-GAAP Reconciliations
Preliminary Net Income and Diluted EPS
(Unaudited)
(In millions, except per share amounts)

Twelve Months Ended December 31, 2023
GAAP Net Income	$ 292 - 297
Adjustments
Investment and other income	(16) - (16)
Interest expense	19 - 19
Income tax	55 - 57
Depreciation and amortization	84 - 84
EBITDA	435 - 440
Adjustments
Gain on changes in fair value of contingent liability(1)	(13) - (13)
Inventory write-off(2)	4 - 4
Adjusted EBITDA	$ 425 - 430

GAAP Diluted EPS	$ 2.18 - 2.21
Adjustments
Share-based compensation	0.27 - 0.27
Amortization of debt discount	0.05 - 0.05
Prior year income tax benefit	(0.06) - (0.06)
Amortization of intangible assets(3)	0.55 - 0.55
Gain on changes in fair value of contingent liability(1)	(0.10) - (0.10)
Other one-time inventory adjustments(2)	0.05 - 0.05
Income tax effect of above adjustments(4)	(0.17) - (0.18)
Non-GAAP Diluted EPS	$ 2.77 - 2.80

GAAP & Non-GAAP Diluted Shares	134.2 - 134.2
Note: Dollar amounts, as presented, are rounded. Consequently, totals may not add up.
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(1)    Amounts relate to fair value gain on contingent liability due to the termination of the TLANDO license agreement in September 2023 (“TLANDO Termination”).
(2)    Amounts relate to inventory write-off due to TLANDO Termination and amortization of the inventory step-up associated with purchase accounting for the prior year acquisition of Antares Pharma, Inc.
(3)    Includes impairment of TLANDO product rights intangible assets due to TLANDO Termination.
(4)    Adjustments relate to taxes for the reconciling items, as well as excess benefits or tax deficiencies from stock-based compensation, and the impact of other discrete items.

These preliminary estimates for 2023 are furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company’s actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “preliminary,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this Current Report on Form 8-K include statements regarding the Company’s preliminary estimates of financial results for the twelve months ended December 31, 2023. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs are subject to numerous risks, including, among other things unexpected levels of revenues (including royalty and milestone revenue received from our collaboration partners and product sales), expenditures and costs, unexpected delays in the execution of the Company’s planned platform expansion, unexpected results or delays in the growth of the Company’s ENHANZE® business (including as a result of unexpected conversion rates) or other proprietary product revenues, obtaining new co-formulation or proprietary intellectual property, or in the development, regulatory review or commercialization of our partners’ ENHANZE® products, unexpected delays in the Company’s plans to develop and commercialize a high volume auto-injector, regulatory approval requirements, unexpected adverse events or patient outcomes and competitive conditions. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Further information on these and other factors that could affect the Company’s preliminary estimates of financial results and the forward-looking statements in this Current Report on Form 8-K, is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

January 17, 2024	By:	/s/ Nicole LaBrosse

	Name:	Nicole LaBrosse
	Title:	Senior Vice President, Chief Financial Officer